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                                                                    Exhibit 10.6

                                                          Execution Copy

                    FIRST AMENDMENT TO SUPPLEMENTAL AGREEMENT

            THIS FIRST AMENDMENT TO SUPPLEMENTAL AGREEMENT (this "Amendment") is made as of this 8th day of February, 2000 among Continental Airlines, Inc., a Delaware corporation (the "Company"), Northwest Airlines Corporation, a Delaware corporation formerly named Newbridge Parent Corporation (the "Stockholder"), and Northwest Airlines Holdings Corporation, a Delaware corporation formerly named Northwest Airlines Corporation ("Parent").

            WHEREAS, the Parent, the Stockholder and the Company have entered into that certain Supplemental Agreement dated as of November 20, 1998 (the "Supplemental Agreement").

            WHEREAS, the Company has entered into the First Amendment to Rights Agreement, dated as of February 8, 2000, by and between the Company and Harris Trust and Savings Bank (the "Rights Agreement Amendment").

            WHEREAS, the Parent, the Stockholder and the Company have entered into that certain Amended and Restated Governance Agreement dated as of February 8, 2000 (the "Amended and Restated Governance Agreement").

            WHEREAS, the Parent, the Stockholder and the Company have determined that it is desirable to amend the Supplemental Agreement to reflect therein the amendments made in the Amended and Restated Governance Agreement and the Rights Agreement Amendment.

            WHEREAS, this Amendment has been approved by a Majority Vote (as defined in the Supplemental Agreement).

            NOW THEREFORE, the Parent, the Stockholder and the Company intending to be legally bound, hereby agree as follows:
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            1. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Supplemental Agreement.

            2. The definition of "Eligible Rights Plan" in Section 28 of the Supplemental Agreement shall be amended and restated in its entirety as follows:

            "Eligible Rights Plan" shall have the meaning set forth in Section
            7.01 (c) of the Governance Agreement.

            3. The definition of "Governance Agreement" in Section 28 of the Supplemental Agreement shall be amended and restated in its entirety as follows:

            "Governance Agreement" shall mean the Amended and Restated Governance Agreement between the Company, the Parent and the Stockholder, dated as of February 8, 2000.

            4. The definition of "Rights Plan" in Section 28 of the Supplemental Agreement shall be amended and restated in its entirety as follows:

            "Rights Plan" shall mean the Rights Agreement, dated as of November 20, 1998, as amended by the First Amendment to Rights Agreement, dated as of February 8, 2000, between the Company and Harris Trust and Savings Bank.

            5. All references in the Supplemental Agreement to Newbridge Parent Corporation, a Delaware corporation, are hereby modified to refer to Northwest Airlines Corporation, a Delaware corporation.

            6. All references in the Supplemental Agreement to Northwest Airlines Corporation, a Delaware corporation, are hereby modified to refer to Northwest Airlines Holdings Corporation, a Delaware corporation.

            7. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
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            8. Except as expressly modified by this Amendment, all of the terms, conditions and provisions of the Supplemental Agreement shall remain unchanged and in full force and effect.
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            IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to Supplemental Agreement to be executed as of the date first referred to above.

                         NORTHWEST AIRLINES CORPORATION

                         By: /s/ Douglas M. Steenland
                            -------------------------
                            Douglas M. Steenland
                            Executive Vice President, General Counsel
                               and Secretary


                         NORTHWEST AIRLINES HOLDINGS CORPORATION

                         By: /s/ Douglas M. Steenland
                            -------------------------
                            Douglas M. Steenland
                            Executive Vice President, General
                               Counsel and Secretary


                         CONTINENTAL AIRLINES, INC.

                         By: /s/ Jeffery A. Smisek
                            ----------------------
                            Jeffery A. Smisek
                            Executive Vice President,
                               General Counsel and Secretary